NATIONWIDE MUTUAL FUNDS
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard Technology & Science Fund
Nationwide Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide Growth Fund
Nationwide HighMark Large Cap Core Equity Fund
Nationwide HighMark Small Cap Core Fund
Nationwide Small Company Growth Fund
Nationwide U.S. Small Cap Value Fund
Nationwide Ziegler Equity Income Fund

Supplement dated November 9, 2017
to the Prospectus dated February 28, 2017 (as revised May 24, 2017)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.
Effective on or about November 13, 2017 (the "Effective Date"), HighMark Capital Management, Inc. ("HighMark") will no longer serve as the subadviser to the Nationwide Fund, Nationwide HighMark Large Cap Core Equity Fund and Nationwide HighMark Small Cap Core Fund (each a "Fund," collectively the "Funds").   Accordingly, all references to, and information regarding, HighMark in the Prospectus are deleted in their entirety.

2.
At a special meeting of the Board of Trustees (the "Board") of Nationwide Mutual Funds (the "Trust") held on November 8, 2017, the Board approved the appointment of Wellington Management Company LLP ("Wellington") as the new subadviser to the Nationwide Fund, Diamond Hill Capital Management, Inc. ("DHCM") as the new subadviser to the Nationwide HighMark Large Cap Core Equity Fund, and WCM Investment Management ("WCM") as the new subadviser to the Nationwide HighMark Small Cap Core Fund.  These changes are anticipated to be implemented on or about the Effective Date.

3.	As of the Effective Date, the Prospectus is amended as follows:

a. Nationwide Fund

i. The table under the heading "Fees and Expenses" on page 9 of the Prospectus is deleted in its entirety and replaced with the following:

	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.53%	0.53%	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None

Other Expenses	0.21%	0.21%	0.38%	0.20%
Total Annual Fund Operating Expenses	0.99%	1.74%	1.41%	0.73%
Fee Waiver/Expense Reimbursement[2]	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.95%	1.70%	1.37%	0.69%
1 "Management Fees" has been restated due to a reduction in the contractual investment advisory fee rate effective November 13, 2017.
2
Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract waiving 0.045% of the management fee to which the Adviser would be entitled until February 28, 2019. Pursuant to the terms of the written contract, the Adviser is not entitled to recoup any fees it has waived. The written contract may be changed or eliminated only with consent of the Board of Trustees of the Trust.

ii. The tables under the heading "Example" on page 9 of the Prospectus are deleted in their entirety and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$666	$868	$1,087	$1,715
Class C shares	273	544	940	2,048
Class R shares	139	442	767	1,687
Institutional Service Class shares	70	229	402	903

	1 Year	3 Years	5 Years	10 Years
Class C shares	$173	$544	$940	$2,048

iii. The information under the heading "Principal Investment Strategies" on page 10 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund invests in a diversified portfolio of common stocks to produce an overall blended equity portfolio consisting of various types of stocks that the subadviser believes offer the potential for capital growth and/or dividend income. Most of the stocks in which the Fund invests are issued by large-capitalization companies. The Fund considers large-capitalization companies to be those companies with market capitalizations of more than $5 billion. Some of these companies may be located outside of the United States. The Fund makes market capitalization determinations with respect to a security at the time it purchases such security.
In managing the Fund, the subadviser allocates the Fund's assets across a variety of industries, selecting companies in each industry based on the research of a team of global industry analysts. The Fund typically seeks to maintain representation in each major industry represented by broad-based, large cap U.S. equity indices.

The subadviser employs a "bottom-up" approach to selecting securities, emphasizing those that it believes to represent above-average potential for total return, based on fundamental research and analysis.   Fundamental analysis of a company typically involves the assessment of a variety of factors, and may include the company's business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and environmental, social and/or governance (ESG) factors. The subadviser seeks to develop a portfolio that is broadly diversified across issuers, sectors, industries and styles.  The Fund's portfolio therefore will include stocks that are considered to be either growth stocks or value stocks.  Because the subadviser's process is driven primarily by individual stock selection, the overall portfolio's yield, price-to-earnings ratio, price-to-book ratio, growth rate and other characteristics will vary over time and, at any given time, the Fund may emphasize either growth stocks or value stocks. The subadviser may sell a security when it believes that a significant change in the company's business fundamentals exists, it has become overvalued in terms of earnings, assets or growth prospects, or in order to take advantage of more attractive alternatives.
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iv. The following supplements the information under the heading "Principal Risks" on page 10 of the Prospectus:

Growth style risk – growth stocks may be more volatile than other stocks because they generally are more sensitive to investor perceptions and market movements.  In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as "value" stocks.

Value style risk – value investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may at times be out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as "growth" stocks.

v. The information under the heading "Portfolio Management – Subadviser" on page 11 of the Prospectus is deleted in its entirety and replaced with the following:

Wellington Management Company LLP

vi. The table under the heading "Portfolio Management – Portfolio Managers" on page 11 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Mark D. Mandel, CFA	Senior Managing Director and Director, Global Industry Research	Since 2017
Cheryl M. Duckworth, CFA	Senior Managing Director and Associate Director, Global Industry Research	Since 2017
Jonathan G. White, CFA	Managing Director and Director, Research Portfolios	Since 2017

vii. The information under the heading "How the Funds Invest – Principal Investment Strategies" on page 41 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund invests in a diversified portfolio of common stocks to produce an overall blended equity portfolio consisting of various types of stocks that the subadviser believes offer the potential for capital growth and/or dividend income. Most of the stocks in which the Fund invests are issued by large-cap companies. Some of these companies may be located outside of the United States. The Fund makes market capitalization determinations with respect to a security at the time it purchases such security.

In managing the Fund, the subadviser allocates the Fund's assets across a variety of industries, selecting companies in each industry based on the research of a team of global industry analysts. The Fund typically seeks to maintain representation in each major industry represented by broad-based, large cap U.S. equity indices.

The subadviser employs a bottom-up approach to selecting securities, emphasizing those that it believes to represent above-average potential for total return, based on fundamental research and analysis.   Fundamental analysis of a company typically involves the assessment of a variety of factors, and may include the company's business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and environmental, social and/or
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governance (ESG) factors. The subadviser seeks to develop a portfolio that is broadly diversified across issuers, sectors, industries and styles.  The Fund's portfolio therefore will include stocks that are considered to be either growth stocks or value stocks.  Because the subadviser's process is driven primarily by individual stock selection, the overall portfolio's yield, price-to-earnings ratio, price-to-book ratio, growth rate and other characteristics will vary over time and, at any given time, the Fund may emphasize either growth stocks or value stocks. The subadviser may sell a security when it believes that a significant change in the company's business fundamentals exists, it has become overvalued in terms of earnings, assets or growth prospects or in order to take advantage of more attractive alternatives.

viii. The information under the heading "How the Funds Invest – Principal Investment Strategies – Key Terms" on page 41 of the Prospectus is modified to include the following Key Terms:

Bottom-up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.

Growth stocks – equity securities of companies that the Fund's subadviser believes have above-average rates of earnings or cash flow growth and which therefore may experience above-average increases in stock prices.

Value stocks -- equity securities that may be trading at prices that do not reflect a company's intrinsic value, based on such factors as a company's stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that may be temporary.

ix. The second paragraph under the heading "How the Funds Invest – Principal Risks" on page 41 of the Prospectus is modified to include the following additional risks:  GROWTH STYLE RISK and VALUE STYLE RISK.

x. The information under the heading "Fund Management – Management Fees" on page 57 of the Prospectus is modified to include the following information:

As of November 13, 2017, the Nationwide Fund pays NFA an annual management fee based on the rates listed in the table below, which is expressed as a percentage of the Nationwide Fund's average daily net assets:

Fund	Assets	Management Fee
Nationwide Fund	Up to $250 million	0.54%
	$250 million and more but less than $1 billion	0.53%
	$1 billion and more but less than $2 billion	0.52%
	$2 billion and more but less than $5 billion	0.495%
	$5 billion and more	0.47%

b. Nationwide HighMark Large Cap Core Equity Fund

i. On June 20, 2017, a supplement was filed to the Prospectus indicating that the Board, including the Trustees who are not interested persons, as defined under the Investment Company Act of 1940, as amended, unanimously approved a Plan of Reorganization between the Nationwide HighMark Large Cap Core Equity Fund and the Nationwide Fund, each a series of the Trust, pursuant to which the Nationwide HighMark Large Cap Core Equity Fund would be reorganized with and into the Nationwide Fund (the
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"Reorganization").  In view of the changes described herein to the Fund, the Reorganization has been cancelled.

ii. The Nationwide HighMark Large Cap Core Equity Fund is renamed the "Nationwide Large Cap Equity Fund." All references to the Fund in the Prospectus are updated accordingly.

iii. The information under the heading "Principal Investment Strategies" on page 23 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund invests primarily in common stocks of large-cap U.S. companies, utilizing a value style of investing.  In other words, the Fund seeks companies that may be trading at prices that do not reflect a company's intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that may be temporary.  Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large-cap companies. The Fund considers large-cap companies as those with market capitalizations similar to those of companies included in the Russell 1000® Index.  The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security.

The subadviser focuses on estimating a company's value independent of its current stock price. To estimate a company's value, the subadviser concentrates on the fundamental economic drivers of the business.  The primary focus is on "bottom-up" analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. The subadviser also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the subadviser's estimate of a company's value differs sufficiently from the current market price, the company may be an attractive investment opportunity.

In constructing a portfolio of securities, the subadviser is not constrained by the sector or industry weights in the Fund's benchmark. The subadviser relies on individual stock selection and discipline in the investment process to add value and assigns the highest portfolio security weights to companies in which the subadviser has the highest level of conviction. Although the Fund maintains a diversified portfolio, it nonetheless may invest in a limited number of issuers. The subadviser may sell a security as it reaches the subadviser's estimate of the company's value; if it believes that the company's earnings, revenue growth, operating margin or other economic factors are deteriorating; or if it identifies a stock that it believes offers a better investment opportunity.

iv. The information under the heading "Principal Risks" on page 23 of the Prospectus is deleted in its entirety and replaced with the following:

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company's financial condition and overall market and economic conditions.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund's management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
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Limited portfolio holdings risk - because the Fund may hold large positions in a smaller number of securities, an increase or decrease in the value of such securities may have a greater impact on the Fund's value and total return.

Value style risk – value investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued actually may be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as "growth" stocks.

v. The information under the heading "Portfolio Management – Subadviser" on page 24 of the Prospectus is deleted in its entirety and replaced with the following:

Diamond Hill Capital Management, Inc.

vi. The table under the heading "Portfolio Management – Portfolio Managers" on page 24 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Charles Bath, CFA	Managing Director – Investments and Portfolio Manager	Since 2017
Austin Hawley, CFA	Co-Chief Investment Officer and Portfolio Manager	Since 2017
Christopher Welch, CFA	Co-Chief Investment Officer and Portfolio Manager	Since 2017

vii. The information under the heading "How the Funds Invest – Principal Investment Strategies" on page 46 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund invests primarily in common stocks of large-cap U.S. companies, utilizing a value style of investing. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large-cap companies. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security.

The subadviser focuses on estimating a company's value independent of its current stock price. To estimate a company's value, the subadviser concentrates on the fundamental economic drivers of the business.  The subadviser uses a bottom-up approach, which takes into consideration earnings, revenue growth, operating margins and other economic factors. The subadviser also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the subadviser's estimate of a company's value differs sufficiently from the current market price, the company may be an attractive investment opportunity.

In constructing a portfolio of securities, the subadviser is not constrained by the sector or industry weights in the Fund's benchmark. The subadviser relies on individual stock selection and discipline in the investment process to add value and assigns the highest portfolio security weights to companies in which the subadviser has the highest level of conviction.

Although the Fund maintains a diversified portfolio, it nonetheless may invest in a limited number of issuers. The subadviser may sell a security as it reaches the subadviser's estimate of the company's value; if it believes that the company's earnings, revenue growth, operating margin or other economic factors are deteriorating; or if it identifies a stock that it believes offers a better investment opportunity.
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viii.  The terms "Derivative" and "Futures," and their respective definitions, are deleted from the "Key Terms" section on page 46.

ix.  The second paragraph under the heading "How the Funds Invest – Principal Risks" on page 46 of the Prospectus is deleted in its entirety and replaced with the following:

In addition, the Fund is subject to EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, LIMITED PORTFOLIO HOLDINGS RISK, MARKET AND SELECTION RISKS and VALUE STYLE RISK, each of which is described in the section "Risks of Investing in the Funds" beginning on page 52.

c. Nationwide HighMark Small Cap Core Fund

i. The Nationwide HighMark Small Cap Core Fund is renamed the "Nationwide WCM Focused Small Cap Fund." All references to the Fund in the Prospectus are updated accordingly.

ii. The information under the heading "Principal Investment Strategies" on page 26 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund invests primarily in stocks of U.S. small-cap companies that the subadviser believes have improving earnings growth potential and attractive valuation. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small-cap companies whose capitalization is within the range of the market capitalization of the companies in the Russell 2000® Index. The subadviser makes market capitalization determinations with respect to a security at the time of purchase of such security. In addition to holdings in primarily U.S. small-cap equity securities, the Fund may invest up to 20% of its net assets in foreign securities.

The subadviser uses an actively managed bottom-up stock selection process for choosing securities across the small-cap equity market universe. The subadviser selects securities using a process that seeks to identify companies that have all three of the following attributes: durable competitive advantages, shareholder-friendly management, and trade at a discount to intrinsic value. The portfolio is constructed using the subadviser's best ideas that are generated through multiple sources, including scoring methodologies, management discussions, industry knowledge and prior research. The subadviser's goal is to uncover companies with sustained high return on invested capital, consistent growth in free cash flow and stable to growing market share. The subadviser assigns the highest portfolio security weights to companies in which the subadviser has the highest level of conviction. The subadviser is not constrained by the sector weights in the benchmark.

Although the Fund maintains a diversified portfolio, it nonetheless may invest in a limited number of issuers. The subadviser may sell a security as it reaches the subadviser's estimate of the company's value; if relative fundamentals deteriorate; or if alternative investments become sufficiently more attractive.

iii. The information  under the heading "Principal Risks" on page 26 of the Prospectus is deleted in its entirety and replaced with the following:

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company's financial condition and overall market and economic conditions.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund's management will
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underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Smaller company risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Small companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Limited portfolio holdings risk - because the Fund may hold large positions in a smaller number of securities, an increase or decrease in the value of such securities may have a greater impact on the Fund's value and total return.

iv. The information under the heading "Portfolio Management – Subadviser" on page 27 of the Prospectus is deleted in its entirety and replaced with the following:

WCM Investment Management

v. The "Portfolio Management – Portfolio Manager" section on page 27 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Jonathon Detter, CFA	Portfolio Manager & Business Analyst	Since 2017
Anthony B. Glickhouse, CFA	Portfolio Manager & Business Analyst	Since 2017
Patrick McGee, CFA	Portfolio Manager & Business Analyst	Since 2017

vi. The information under the heading "How the Funds Invest – Principal Investment Strategies" on page 47 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund invests primarily in stocks of U.S. small-cap companies that the subadviser believes have improving earnings growth potential and attractive valuation. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small-cap companies. The subadviser makes market capitalization determinations with respect to a security at the time of purchase of such security. In addition to holdings in primarily U.S. small-cap equity securities, the Fund may invest up to 20% of its net assets in foreign securities.

The subadviser uses an actively managed bottom-up approach to choosing securities across the small-cap equity market universe. The subadviser selects securities using a process that seeks to identify companies that have all three of the following attributes: durable competitive advantages, shareholder-friendly management, and trade at a discount to intrinsic value. The portfolio is constructed using the subadviser's best ideas that are generated through multiple sources, including scoring methodologies, management discussions, industry knowledge and prior research. The subadviser's goal is to uncover companies with sustained high return on invested capital, consistent growth in free cash flow and stable to growing market share. The subadviser assigns the highest
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portfolio security weights to companies in which the subadviser has the highest level of conviction. The subadviser is not constrained by the sector weights in the benchmark.

Although the Fund maintains a diversified portfolio, it nonetheless may invest in a limited number of issuers. The subadviser may sell a security as it reaches the subadviser's estimate of the company's value; if relative fundamentals deteriorate or alternative investments become sufficiently more attractive.

vii. The terms "Derivative" and "Futures," and their respective definitions, are deleted from the "Key Terms" section on page 47.

viii. The second paragraph under the heading "How the Funds Invest – Principal Risks" on page 47 of the Prospectus is deleted in its entirety and replaced with the following:

In addition, the Fund is subject to EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, LIMITED PORTFOLIO HOLDINGS RISK, MARKET AND SELECTION RISKS, PORTFOLIO TURNOVER RISK and SMALLER COMPANY RISK, each of which is described in the section "Risks of Investing in the Funds" beginning on page 52.

d. Additional Prospectus Modifications:

i. The following is added under the heading "Risks of Investing with the Funds" beginning on page 52:

Limited portfolio holdings risk – because the Fund may hold large positions in a smaller number of securities, an increase or decrease in the value of such securities may have a greater impact on the Fund's value and total return.

ii. The following supplements the information under the heading "Fund Management – Subadvisers" on page 57 of the Prospectus:

WELLINGTON MANAGEMENT COMPANY LLP ("WELLINGTON MANAGEMENT") is the subadviser for the Nationwide Fund. Wellington Management, a Delaware limited liability partnership, is located at 280 Congress Street, Boston, MA 02210.

DIAMOND HILL CAPITAL MANAGEMENT, INC. ("DHCM") is the subadviser for the Nationwide Large Cap Equity Fund. DHCM, an Ohio Corporation, is located at 325 John H. McConnell Blvd., Suite 200, Columbus, OH 43215. DHCM has been an investment adviser to individuals, pension and profit sharing plans, trusts, private investment funds, corporations and other institutions since June 1988.

WCM INVESTMENT MANAGEMENT ("WCM") is the subadviser for the Nationwide WCM Focused Small Cap Fund. WCM is a California corporation founded in 1976 and provides investment advice to institutional and high net worth clients. WCM's principal address is 281 Brooks Street, Laguna Beach, California 92651.

iii. The information under the heading "Nationwide Fund" on page 58 of the Prospectus is deleted in its entirety and replaced with the following:

Mark D. Mandel, CFA, Cheryl M. Duckworth, CFA, and Jonathan G. White, CFA, are jointly responsible for the day-to-day management of the Nationwide Fund.
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Mr. Mandel is Senior Managing Director and Director, Global Industry Research of Wellington Management, and joined the firm as an investment professional in 1994. Ms. Duckworth is Senior Managing Director and Associate Director, Global Industry Research of Wellington Management, and joined the firm as an investment professional in 1994. Mr. White is Managing Director and Director, Research Portfolios of Wellington Management, and joined the firm as an investment professional in 1999.

iv. The section entitled "Nationwide HighMark Large Cap Core Equity Fund and Nationwide HighMark Small Cap Core Fund" on page 59 of the Prospectus is deleted in its entirety.

v. The following supplements the information under the section "Fund Management – Portfolio Management" beginning on page 58 of the Prospectus:

Nationwide Large Cap Equity Fund

Charles Bath, CFA, Austin Hawley, CFA, and Christopher Welch, CFA, are responsible for the day-to-day management of the Fund.

Mr. Bath serves as Managing Director – Investments and Portfolio Manager for DHCM. He has been associated with DHCM since 2002. Mr. Bath received his BS in accounting from Miami University and his MBA from The Ohio State University.

Mr. Hawley serves as Co-Chief Investment Officer and Portfolio Manager for DHCM. He has been associated with DHCM since 2008. Mr. Hawley received his BA in history, cum laude, and his MBA, with distinction, from Dartmouth College.

Mr. Welch serves as Co-Chief Investment Officer and Portfolio Manager for DHCM. He has been associated with DHCM since 2005. Mr. Welch received his BA in economics, summa cum laude, from Yale University.

Nationwide WCM Focused Small Cap Fund

Jonathon Detter, CFA, Anthony B. Glickhouse, CFA, and Patrick McGee, CFA, are responsible for the day-to-day management of the Fund.

Mr. Detter's primary responsibilities are portfolio management and equity research for WCM's U.S. Focused Micro Cap and Focused Small Cap strategies. Prior to joining WCM in 2016, he was principal at Opus Capital Management, where he also served as a portfolio manager. Previously, he held positions at Valuation Research Corporation and Arthur Anderson LLP, where he performed valuation work for public and private companies. Mr. Detter earned his BSBA in finance, magna cum laude, from Xavier University.

Mr. Glickhouse's primary responsibilities are portfolio management and equity research for WCM's U.S. Focused Micro Cap and Focused Small Cap strategies. Prior to joining WCM in 2016, he was at Opus Capital Management, where he was a research analyst and a portfolio manager. Previously, he held positions at The Private Client Reserve of U.S.Bank, where he conducted economic/capital market research and detailed asset allocation analysis. Mr. Glickhouse earned his BS in finance from Miami University.

Mr. McGee's primary responsibilities are portfolio management and equity research for WCM's U.S. Focused Micro Cap and Focused Small Cap strategies. Prior to joining WCM in 2016, he was at Opus Capital Management, where he was a research analyst and a portfolio manager. Previously, he held positions as an associate analyst at Avondale Partners LLC and as a senior consultant at Ernst & Young LLP. Mr. McGee earned his BBA in finance and public policy from the College of William and Mary and his MBA from the University of Virginia.
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vi. Shareholders of each Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about Wellington, DHCM, or WCM, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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